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                          SUPPLEMENT TO PROSPECTUS FOR
           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT B
                               DATED MAY 1, 1998



DISCONTINUANCE OF VENTURE LIFE SALES

     Effective July 20, 1998, The Manufacturers Life Insurance Company of North America will no longer issue new Venture Life contracts. All applications received in good order prior to July 20, 1998 will be accepted subject to underwriting requirements. The discontinuance of Venture Life sales does not affect inforce contracts. There will be no change in any contract provisions and The Manufacturers Life Insurance Company of North America will continue to service these contracts.



                         SUPPLEMENT DATED JULY 20, 1998


VENLIFE.SUP798